UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 12, 2023

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill

Baltimore, MD

21244

(Address of principal executive offices)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CNXA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 12, 2023, the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notified Connexa Sports Technologies Inc. (the “Company”) that due to the resignations of Gabriel Goldman and Rohit Krishnan from the Company’s board of directors, audit committee and compensation committee on November 17, 2022, the Company no longer complies with Nasdaq’s independent director, audit committee and compensation committee requirements as set forth in Listing Rule (i) 5605(b)(1) which requires that a majority of the board of directors be composed of “independent directors” as defined by Rule 5605(a)(2); (ii) Rule 5605(c)(2) which requires that the board continue to have an audit committee of at least three members, each of whom must be an independent director as defined under Rule 5605(a)(2); and (iii) Rule 5605(d)(2) which requires that the board continue to have a compensation committee of at least two members who must be independent directors as defined under Rule 5605(a)(2) (“Listing Rules”).

Nasdaq has granted the Company until February 27, 2023 to submit a plan to regain compliance (the “Compliance Plan”) with the Listing Rules, and if the Compliance Plan is accepted, Nasdaq may grant an extension of up to 180 days from January 12, 2023 for the Company to evidence compliance. The Company intends to submit the Compliance Plan to Nasdaq on or before February 27, 2023. If Nasdaq does not accept the Compliance Plan, the Company will have the opportunity to appeal that decision before a Nasdaq Hearings Panel.

The Notice from Nasdaq has no immediate effect on the listing of the Company’s common stock and its common stock will continue to be listed on the Nasdaq Capital Market under the symbol “CNXA.” The Company is currently evaluating its options for regaining compliance. There can be no assurance that the Company will regain compliance with the Nasdaq’s rules or maintain compliance with any of the other Nasdaq continued listing requirements.

As previously disclosed, Nasdaq has previously notified the Company that it does not meet the following continued listing criteria:

1.	On August 16, 2022, the Company received a letter from Nasdaq regarding the Company not filing its annual report for the fiscal year ended April 30, 2022 on Form 10-K.
2.	On September 22, 2022 the Company received a letter from Nasdaq regarding the Company not filing its quarterly report on Form 10-Q for the three-month period ended July 31, 2022.
3.	On October 10, 2022, the Company received a letter from Nasdaq indicating that the Company’s common stock is subject to potential delisting from Nasdaq because, for a period of 30 consecutive business days, the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing under Nasdaq Listing Rule 5450(a)(1).
4.	On December 20, 2022, the Company received a letter from Nasdaq indicating that, since the Company had not yet filed its Quarterly Report on Form 10-Q for the period ended October 31, 2022.

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Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), including statements regarding the Company’s ability to complete the filing of the FY 2022 10-K, the First Quarter 10-Q and the Second Quarter 10-Q within the period prescribed by Nasdaq. These statements are based on current expectations as of the date of this current report and involve a number of risks and uncertainties, which may cause results to differ materially from those indicated by these forward-looking statements. These risks include, without limitation, risks related to the auditor’s ability to timely complete the FY 2022 10-K audit, and its reviews of the First Quarter 10-Q and the Second Quarter 10-Q. Any reader of this current report is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this current report, except as required by applicable laws or regulations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive File, formatted in Inline XBRL.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNEXA sPORTS tECHNOLOGIES inc.

Dated: January 17, 2023	By:	/s/ Mike Ballardie
Chief Executive Officer

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